UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): February 27, 2009


                          LEUCADIA NATIONAL CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

                                    NEW YORK
                 (State or Other Jurisdiction of Incorporation)

           1-5721                                 13-2615557
   (Commission File Number)            (IRS Employer Identification No.)

   315 PARK AVENUE SOUTH, NEW YORK, NEW YORK               10010
    (Address of Principal Executive Offices)             (Zip Code)

                                  212-460-1900
              (Registrant's Telephone Number, Including Area Code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

The  information  set forth in the press  release  issued by  Leucadia  National
Corporation  on  February  27,  2009,   attached  hereto  as  Exhibit  99.1,  is
incorporated herein by reference.

Item 9.01(c).  Financial Statements and Exhibits.

(d)   Exhibits

Exhibit No.       Description

99.1              Press Release issued by Leucadia National Corporation on
                  February 27, 2009








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

                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  February 27, 2009



                                       LEUCADIA NATIONAL CORPORATION




                                       By:    /s/ Joseph A. Orlando
                                              ----------------------------
                                       Name:  Joseph A. Orlando
                                       Title: Vice President and Chief
                                              Financial Officer






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

                                  EXHIBIT INDEX


Exhibit No.        Exhibit
-----------        -------

99.1               Press Release, dated February 27, 2009









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